UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       April 24, 2008
OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2375 Benden Drive Suite C
Wooster, OH 44691

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(330) 263-1955

305 West Liberty Street
Wooster, OH 44691

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01
Ohio Legacy Corp Announces
Vote at Annual Shareholders Meeting
WOOSTER, Ohio — April 30, 2008 — Shareholders of Ohio Legacy Corp (Nasdaq: OLCB) voted at the 2008 annual meeting of shareholders to elect five directors.
Speaking at the company’s annual meeting held April 24, 2008, President and Chief Executive Officer D. Michael Kramer discussed several topics, including fiscal year 2007 results, 2008 projections and the state of the industry. The presentation can be viewed on the Company’s website at www.ohiolegacycorp.com.
Elected Directors are Robert F. Belden, Gregory A. Long, Melvin J. Yoder, Michael Kramer, and Thomas W. Schervish.
About Ohio Legacy Corp
Ohio Legacy Corp is a bank holding company headquartered in Wooster, Ohio. Its subsidiary, Ohio Legacy Bank, N.A. provides financial services to small businesses and consumers through four full-service banking locations in Canton and Wooster, Ohio.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 30, 2008

Ohio Legacy Corp
(Registrant)
/s/ D. Michael Kramer
D. Michael Kramer
President and Chief Executive Officer and Acting Chief Financial Officer